Exhibit 99.1

BARK, A Leading Brand for Dogs, to List on NYSE Through Merger with Northern Star Acquisition Corp.

•	BARK serves over 1 million dogs monthly through BarkBox and Super Chewer subscriptions and broad retail distribution of its comprehensive suite of best-in-class, proprietary products

•	Digitally-led organization leverages vast customer data to develop and distribute curated assortments of dog products ranging from toys to food

•	Well positioned to be category leader across the four primary channels for dogs: Fun, Food, Home and Health

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Industry leading momentum: projected revenues of approximately $365 million and gross margins of approximately 60% for fiscal year ending March 31, 2021, 179% YoY increase in revenue from new product lines in first half of FY2021, and net revenue CAGR FY2020-FY2023 of over 40%

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Transaction values BARK at an enterprise value of approximately $1.6 billion and is expected to provide up to $454 million of gross cash proceeds to invest in the acceleration of new and existing product lines as well as international expansion

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Top-tier institutional investors, including Fidelity Management & Research Company LLC, Senator Investment Group, the Federated Hermes Kaufmann Funds, and affiliates of the Santo Domingo Group, among others, are supporting the transaction with an upsized $200 million fully-committed PIPE

•	Existing BARK shareholders and management will retain 100% of their equity in the combined company

•	Northern Star’s units will be able to be separated voluntarily by holders commencing on or about December 18, 2020

NEW YORK – December 17, 2020 – Barkbox, Inc. (“BARK” or the “Company”), a leading global omni-channel brand for dogs, and Northern Star Acquisition Corp. (“Northern Star”) (NYSE: STIC.U), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement. As a result of the transaction, which values the Company at an enterprise value of approximately $1.6 billion, BARK will become a publicly listed company on the New York Stock Exchange under the new ticker symbol, “BARK”.

Founded in 2012 by Matt Meeker, Henrik Werdelin and Carly Strife, BARK is the world’s most dog-centric company devoted to making dogs and their owners happy with the best products, services and content. The Company’s current offerings, available through www.barkbox.com, include BarkBox, its renowned, customized, internally designed and sourced, and cleverly themed monthly box of toys and treats, Super Chewer (highly durable rubber toys), BARK Home (everyday products), BARK Bright (dental, health and wellness), and BARK Eats (personalized food blend service).

BARK’s innovative, high-quality products are distributed directly to consumers via its BarkBox, Super Chewer and BARK Bright Dental subscriptions and are available through Amazon.com as well as 23,000 retail locations including Target, Petco, PetSmart and Costco, among many others. The Company’s omni-channel sales approach, data-driven platform and consistent customer engagement through direct contact and social media enable it to reach over 1 million active subscribers every month.

Pet industry sales reached $96 billion in 2019 and are expected to grow significantly over the coming years. BARK is well positioned to capitalize on these strong industry trends through growth in new subscribers, development of new proprietary products and expansion of distribution channels.

Management and Governance

Following the close of the transaction, Mr. Meeker will continue to serve as Executive Chairman, Mr. Werdelin will continue to lead design, content and product development, and Ms. Strife will continue to lead strategic BARK initiatives, such as BARK Eats. BARK Chief Executive Officer Manish Joneja, a former senior leader at Amazon and eBay with two decades of experience scaling businesses through consumer-centric product and technology innovation, omnichannel commerce, global expansion and operational transformation, will serve as CEO of the combined company. Northern Star Chairwoman and Chief Executive Officer Joanna Coles, a creative media and technology executive, and President and Chief Operating Officer Jonathan Ledecky, a seasoned executive with over 35 years of investment and operational experience, will join the combined company’s Board of Directors.

Mr. Meeker said, “We are thrilled to partner with Northern Star as we enter our next phase of growth. We started BARK because we are obsessed with making dogs and the people who love them happy. As a result of this merger, we will accelerate our ability to scale the BARK platform worldwide, add joy to the millions of dogs and families who love our products through our monthly subscription service and grow our omni-channel distribution. We are energized by the numerous growth opportunities ahead, which include expanding our product offerings and experiences, enhancing our robust customer engagement platform though the use of artificial intelligence and creating lasting memories for dog lovers.”

Mr. Werdelin added, “BARK is well positioned to be a category leader across the four primary channels for dogs: Fun, Food, Home and Health. We provide our loyal customers with a range of high-quality, tailored offerings, from toys, treats and personalized food blends to beds, collars and dental solutions, and are excited to launch new verticals and experiences that will continue to delight our dogs and their families. Additionally, partnering with legendary media and technology executive Joanna Coles will be invaluable as we continue our journey.”

Mr. Joneja said, “We believe that this transaction with Northern Star will provide BARK with a stronger platform to advance our mission, innovate, and find new and creative ways to connect with the growing BARK community. Upon closing of the merger, BARK will be a public company with a strong balance sheet and leading market position in a fast-growing, recession resistant market supported by comprehensive research and data, highly personalized products, and experiences designed to satisfy each distinct dog’s personality and preferences. More than one million dogs eagerly jump at the front door awaiting our products monthly and we will strive to make our public shareholders as happy as we make our dogs and their families.”

Ms. Coles said, “BARK is a market-leading, consumer-focused, digital-first business that we believe is poised for long-term success. The Company’s loyal customer base, strong brand resonance and passionate social following create exciting opportunities to further solidify BARK as a leading global brand for dogs. I have spent my career building brands and getting audiences to take notice, care, engage and share, and I have never encountered a company with such tremendous reach and relationships with its customers. I believe BARK is a true disruptor in the space, with hard-to-replicate brand loyalty, proprietary products, robust economics and an attractive subscription and e-commerce business model that positions the Company to continue to thrive in the years to come.”

Transaction Overview

The transaction values BARK at an enterprise value of approximately $1.6 billion. For the fiscal year ending March 31, 2021, the Company projects revenue of approximately $365 million and gross profit of approximately $221 million.

The combined company expects to receive up to $454 million of gross cash proceeds at closing, assuming no redemptions of Northern Star’s existing public stockholders, including an upsized fully-committed $200 million private placement of common stock (the “PIPE Offering”) at $10.00 per share led by Fidelity Management & Research Company LLC, Senator Investment Group, the Federated Hermes Kaufmann Funds, and affiliates of the Santo Domingo Group (advised by Quadrant Capital Advisors, Inc.), among other top-tier institutional investors. All BARK shareholders and management are retaining 100% of their equity in the combined company. The proceeds are expected to be used to accelerate the growth of existing and new product lines, invest in staffing, marketing and engineering personnel and capabilities, and partially reduce debt obligations.

Northern Star’s units will be able to be separated voluntarily by holders commencing on or about December 18, 2020.

The Northern Star and BARK Boards of Directors have unanimously approved the proposed merger and the related transactions, which are expected to be completed early in the second quarter of 2021, subject to, among other things, the approval by Northern Star’s and BARK’s stockholders of the proposed merger and satisfaction or waiver of other customary closing conditions.

Additional information about the proposed business combination, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Northern Star today with the Securities and Exchange Commission and available at www.sec.gov. The investor presentation can also be found on BARK’s investor website at investors.bark.co.

Investor Conference Call Information

BARK and Northern Star will host a joint investor conference call to discuss the proposed transaction today, Thursday, December 17, 2020, at 7:30 am ET.

To listen to the prepared remarks via telephone dial 877-407-0789 (U.S.) or 201-689-8562 (International) and an operator will assist you. A telephone replay will be available at 844-512-2921 (U.S.) or 412-317-6671 (International), passcode 13714365. The telephone replay will be available through Wednesday, March 17, 2021, at 11:59 pm ET.

Advisors

Citigroup is acting as sole financial and capital markets advisor to Northern Star. Citigroup acted as sole placement agent to Northern Star in connection with the PIPE Offering.

Canaccord Genuity is acting as financial advisor to BARK.

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP and Skadden, Arps, Slate, Meagher & Flom LLP are acting as legal counsel to BARK. Graubard Miller is acting as legal counsel to Northern Star.

About BARK

BARK is the world’s most dog-centric company, devoted to making dogs happy with the best products, services and content. BARK’s dog-obsessed team applies its unique, data-driven understanding of what makes each dog special to design playstyle-specific toys, wildly satisfying treats and wellness supplements, and dog-first experiences that foster the health and happiness of dogs everywhere. Founded in 2012, BARK loyally serves dogs nationwide with monthly subscription services, BarkBox and Super Chewer; a curated e-commerce experience on BarkShop.com; custom collections via its retail partner network, including Target and Amazon; wellness products that meet your dogs’ needs with BARK Bright; and a personalized meal delivery service for dogs BARK Eats. At BARK, we want to be the people our dogs think we are and promise to be their voice until every dog reaches its full tail-wagging potential. Sniff around at bark.co for more information.

About Northern Star Acquisition Corp.

Northern Star Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities in the beauty, wellness, self-care, fashion, e-commerce, subscription and digital-media sectors. The management team and Board of Directors are composed of veteran consumer, media, technology, retail and finance industry executives and founders, including Joanna Coles, Chairwoman and Chief Executive Officer, and Jonathan Ledecky, President and Chief Operating Officer. Ms. Coles is a creative media and technology executive who in her previous roles as editor of two leading magazines and Chief Content Officer of Hearst Magazines developed an extensive network of relationships at the intersection of technology, fashion and beauty. Ms. Coles currently serves as a special advisor to Cornell Capital, a $3.5 billion private investment firm, and is on the board at Snap Inc., Sonos, Density Software, and Women Entrepreneurs of New York City. Mr. Ledecky is a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise since 2014 and a prior owner of the Washington Wizards and the Washington Capitals. For additional information, please visit https://northernstaric.com.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Northern Star and BARK. Northern Star intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about BARK, Northern Star and the business combination. The definitive proxy statement will be mailed to shareholders of Northern Star as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BARK’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BARK. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the BARK; the risk that spending on pets may not increase at projected rates; that BARK subscriptions may not increase their spending with BARK; BARK’s ability to continue to convert social media followers and contacts into customers; BARK’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor BARK presently know or that Northern Star and BARK currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Northern Star’s and BARK’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and BARK anticipate that subsequent events and developments will cause Northern Star’s and BARK’s assessments to change. However, while Northern Star and BARK may elect to update these forward-looking statements at some point in the future, Northern Star and BARK specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and BARK’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and BARK’s control. While all projections are necessarily speculative, Northern Star and BARK believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Northern Star and BARK, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and BARK, the proposed transactions or other matters and attributable to Northern Star and BARK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For BARK

Investors:

ICR, Inc.

Jean Fontana

Jean.Fontana@icrinc.com

Media:

Garland Harwood

press@barkbox.com

For Northern Star Acquisition Corp.

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

northernstar@gasthalter.com